UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Amesite Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AMESITE INC.

607 Shelby Street, Suite 700 PMB 214

Detroit, Michigan 48226

May 15, 2024

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on June 18, 2024

Dear Stockholder:

We are pleased to invite you to attend the special meeting of stockholders (the “Special Meeting”) of Amesite Inc. (the “Company”), which will be held virtually on June 18, 2024 at 10:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/AMST2024SM.

In addition to voting by submitting your proxy prior to the Special Meeting, you also will be able to vote your shares electronically during the Special Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the Special Meeting, the holders of our outstanding common stock will act on the following matters:

1.

To approve an amendment of the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) to (i) increase the number of shares available for issuance under the 2018 Plan by 508,488 shares and (ii) increase the number of shares that may be issued pursuant to the exercise of incentive stock options by 508,488 shares; and

2.	To transact such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

Our board of directors has fixed May 8, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement of the meeting.

IF YOU PLAN TO ATTEND:

To be admitted to the Special Meeting, which is being held virtually, you must have your control number available and follow the instructions found on your proxy card or voting instruction form. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. Please allow sufficient time before the Special Meeting to complete the online check-in process. Your vote is very important.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th  Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-855-246-4705

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

BY ORDER OF THE BOARD OF DIRECTORS

May 15, 2024	/s/ Ann Marie Sastry, Ph.D.
Ann Marie Sastry, Ph.D. Chairman of the Board of Directors

Whether or not you expect to attend the virtual Special Meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Special Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

AMESITE INC.

607 Shelby Street, Suite 700 PMB 214

Detroit, Michigan 48226

PROXY STATEMENT FOR THE

SPECIAL MEETING OF STOCKHOLDERS

To be held on June 18, 2024

The board of directors of Amesite Inc. (“Amesite” or the “Company”) is soliciting your proxy to vote at the Special Meeting of Stockholders (the “Special Meeting”) to be held on June 18, 2024, at 10:00 a.m. Eastern Time, in a virtual format online by accessing www.virtualshareholdermeeting.com/AMST2024SM, and at any adjournment thereof.

This proxy statement contains information relating to the Special Meeting. This Special Meeting of stockholders will be held as a virtual meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the Special Meeting online via a live webcast by visiting www.virtualshareholdermeeting.com/AMST2024SM. In addition to voting by submitting your proxy prior to the Special Meeting, you also will be able to vote your shares electronically during the Special Meeting.

We intend to begin mailing the attached notice of the Special Meeting and the enclosed proxy card on or about May 15, 2024 to all stockholders of record entitled to vote at the Special Meeting. Only stockholders who owned our common stock on May 8, 2024 are entitled to vote at the Special Meeting.

AMESITE INC.

i

GENERAL INFORMATION ABOUT THIS PROXY STATEMENT AND VOTING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating Ann Marie Sastry, Ph.D., Chief Executive Officer of the Company, and Sherlyn W. Farrell, Chief Financial Officer of the Company, as your proxies for the Special Meeting and you are authorizing such proxies to vote your shares at the Special Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Special Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by the regulations of the United States Securities and Exchange Commission (the “SEC”) to give you when we ask you to sign a proxy card designating Ann Marie Sastry, Ph.D. and Sherlyn W. Farrell as proxies to vote on your behalf.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the Special Meeting. This proxy statement summarizes information related to your vote at the Special Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Special Meeting virtually. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote over the Internet or by phone.

We intend to begin mailing the attached notice of Special Meeting and the enclosed proxy card on or about May 15, 2024 to all stockholders of record entitled to vote at the Special Meeting. Only stockholders who owned our common stock on May 8, 2024 are entitled to vote at the Special Meeting.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

How do I attend the Special Meeting?

The Special Meeting will be held on June 18, 2024, at 10:00 a.m. Eastern Time in a virtual format online by accessing www.virtualshareholdermeeting.com/AMST2024SM. Information on how to vote during the Special Meeting is discussed below.

Who is entitled to vote?

The board of directors has fixed the close of business on May 8, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 2,542,440 shares of common stock issued and outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Special Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name”. If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. See “How will my shares be voted if I give no specific instruction?” below for information on how shares held in street name will be voted without instructions provided.

Who may attend the Special Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Special Meeting. If your shares are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

What am I voting on?

There is one matter scheduled for a vote:

1.

To approve an amendment of the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) to (i) increase the number of shares available for issuance under the 2018 Plan by 508,488 shares and (ii) increase the number of shares that may be issued pursuant to the exercise of incentive stock options by 508,488 shares.

What if another matter is properly brought before the Special Meeting?

The board of directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the person named in the accompanying proxy to vote on those matters in accordance with his or her best judgment.

How do I vote?

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING

Mailing your signed proxy card or voter instruction card.	Using the Internet before the Meeting at: www.proxyvote.com	By calling: 1-800-690-6903	You can vote during the Meeting at: www.virtualshareholdermeeting.com/AMST2024SM

Stockholders of Record

If you are a registered stockholder, you may vote by mail, phone or online at the Special Meeting by following the instructions above. You also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet is 11:59 p.m. Eastern Time on June 17, 2024. Our board of directors’ designated proxies, Ann Marie Sastry, Ph.D. and Sherlyn W. Farrell, will vote your shares according to your instructions. If you attend the live webcast of the Special Meeting, you also will be able to vote your shares electronically at the Special Meeting up until the time the polls are closed.

Beneficial Owners of Shares Held in Street Name

If you are a street name holder, your broker or nominee firm is the legal, registered owner of the shares, and it may provide you with materials in connection with the Special Meeting. Follow the instructions on the materials you receive to access our proxy materials and vote or to request a paper or email copy of our proxy materials. The materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check the voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet in advance of the meeting and whether, or if you attend the live webcast of the Special Meeting, if you will be able to vote your shares electronically at the meeting up until the time the polls are closed.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as instructed in a proxy delivered before the Special Meeting. We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What constitutes a quorum?

To carry on business at the Special Meeting, we must have a quorum. A quorum is present when one-third (1/3) of the shares entitled to vote, as of the Record Date, are represented in person, or by remote communication, if applicable, or by proxy. Thus, the holders of a one-third of the voting power of the 2,542,440 shares of common stock outstanding on the Record Date must be represented in person, or by remote communication, if applicable, or by proxy to have a quorum at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote during the Special Meeting. Abstentions will be counted towards the quorum requirement; however, because there is a single non-discretionary proposal subject to a vote at the Special Meeting, broker non-votes will not exist in connection with the Special Meeting and will not count towards the quorum requirement. Shares owned by the Company are not considered outstanding or considered to be present at the Special Meeting. If there is not a quorum at the Special Meeting, either the chairperson of the Special Meeting or our stockholders entitled to vote at the Special Meeting may adjourn the Special Meeting to a future date as allowed under applicable law.

How will my shares be voted if I give no specific instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.

“For” the approval and adoption of an amendment of the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) to (i) increase the number of shares available for issuance under the 2018 Plan by 508,488 shares and (ii) increase the number of shares that may be issued pursuant to the exercise of incentive stock options by 508,488 shares.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how such shares are to be voted on one or more proposals. If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Ann Marie Sastry, Ph.D. and Sherlyn W. Farrell, the board of directors’ designated proxies.

If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting who will count votes “For” and “Against,” and abstentions. As the only matter subject to a vote is non-discretionary, broker non-votes will not exist in connection with the Special Meeting.

What is a broker non-vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Our common stock is listed on The Nasdaq Capital Market. However, under current New York Stock Exchange (“NYSE”) rules and interpretations that govern broker non-votes, Proposal No. 1 for the adoption of the amendment to the 2018 Plan, is considered a non-discretionary matter, and a broker will not be permitted to exercise its discretion to vote uninstructed shares on the proposal. Because NYSE rules apply to all brokers that are members of the NYSE, this prohibition applies to the Special Meeting even though our common stock is listed on The Nasdaq Capital Market.

Because there is a single, non-discretionary proposal subject to a vote at the Special Meeting, broker non-votes will not exist in connection with the Special Meeting and therefor will not count towards the quorum requirement.

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Special Meeting. Generally, unless provided otherwise by applicable law, our Bylaws (“Bylaws”) provide that an action of our stockholders (other than for the election of directors) is approved if a majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes), either during the Special Meeting or by proxy, vote in favor of such action.

How many votes are required to approve each proposal?

The table below summarizes the proposal that will be voted on, the vote required to approve such item, and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Impact of Broker Non- Votes
Proposal No. 1: Adoption of the Amendment to the Plan	The affirmative vote of the majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) at the Special Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	NONE(1)	NONE(2)

(1)	A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(2)

Because there is a single, non-discretionary proposal subject to a vote at the Special Meeting, broker non-votes will not exist in connection with the Special Meeting and therefor will not count towards the quorum requirement.

What are the voting procedures?

In voting by proxy with regard to Proposal No. 1, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of the Company by delivering a properly completed, later-dated proxy card or vote instruction form or by voting during the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Amesite Inc., 607 Shelby Street, Suite 700 PMB 214, Detroit, Michigan 48226, Attention: Secretary. Your most current proxy card or Internet proxy is the one that will be counted.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. We have retained Campaign Management as our strategic stockholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Special Meeting. If you have any questions or require any assistance with completing your proxy, please contact Campaign Management by telephone (toll-free within North America) at +1 (855) 246-4705 or (call collect outside North America) at +1 (212) 632-8422 or by email at info@campaign-mgmt.com.

Do I have dissenters’ rights of appraisal?

Stockholders do not have appraisal rights under Delaware law or under Amesite’s governing documents with respect to the matters to be voted upon at the Special Meeting.

How can I find out the results of the voting at the Special Meeting?

Final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of May 8, 2024 based on 2,542,440 shares of common stock issued and outstanding by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors and director nominees, (iii) our named executive officers and (iv) all directors and executive officers as a group. Shares are beneficially owned when an individual has voting and/or investment power over the shares or could obtain voting and/or investment power over the shares within 60 days of the Record Date. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Amesite Inc., 607 Shelby Street, Suite 700 PMB 214, Detroit, Michigan 48226.

The percentage of total voting power information is based on 2,542,440 shares of common stock outstanding as of the Record Date. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules attribute beneficial ownership of securities as of a particular date to persons who hold options or warrants to purchase shares of common stock and that are exercisable within 60 days of such date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name of Beneficial Owner and Title of Officers and Directors	Shares of Common Stock Beneficially Owned	Percentage
Ann Marie Sastry, Ph.D., President, Chief Executive Officer, and Chairman of the Board (1)	585,848	22.7%
Sherlyn W. Farrell, Chief Financial Officer	315	*
Kalie Wortinger (2)	4,244	*
Brandon Owens (3)	2,561	*
J. Michael Losh, Director (4)	88,821	3.4%
Gilbert S. Omenn, M.D., Ph.D., Director (5)	76,064	2.9%
Richard T. Ogawa, Director (6)	103,405	3.9%
Anthony M. Barkett, Director (7)	73,266	2.8%
Barbie Brewer, Director (8)	83,265	3.2%
George Parmer, Director (9)	139,676	5.4%
All Executive Officers and Directors as a Group (10 persons) (10)	1,157,465	37.9%

Beneficial Owner Greater than 5% Stockholders
Mark Tompkins (11)	170,259	6.7%

*	Less than 1%.

(1)	Includes (i) 542,098 shares of common stock held by Dr. Sastry and (ii) 43,750 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of May 8, 2024 held by Dr. Sastry.

(2)	Consists of 4,244 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of May 8, 2024.

(3)	Consists of 2,561 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of May 8, 2024.

(4)

Includes (i) 3,472 shares of common stock held by Mr. Losh, (ii) 34,099 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of May 8, 2024 and (iii) 51,250 shares of common stock underlying restricted stock units that are presently exercisable or exercisable within 60 days of May 8, 2024, but excludes 44,871 shares of common stock underlying deferred stock units that may be issued in the Company’s discretion upon completion of service as a member of the board of directors, or if earlier, upon a change in control.

(5)

Includes (i) 3,472 shares of common stock held by Dr. Omenn, (ii) 21,342 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of May 8, 2024 and (iii) 51,250 shares of common stock underlying restricted stock units that are presently exercisable or exercisable within 60 days of May 8, 2024, but excludes 37,134 shares of common stock underlying deferred stock units that may be issued in the Company’s discretion upon completion of service as a member of the board of directors, or if earlier, upon a change in control.

(6)

Includes (i) 5,556 shares of common stock held by Mr. Ogawa, (ii) 46,599 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of May 8, 2024 and (iii) 51,250 shares of common stock underlying restricted stock units that are presently exercisable or exercisable within 60 days of May 8, 2024, but excludes 37,134 shares of common stock underlying deferred stock units that may be issued in the Company’s discretion upon completion of service as a member of the board of directors, or if earlier, upon a change in control.

(7)

Includes (i) 4,167 shares of common stock held by Mr. Barkett, (ii) 17,849 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of May 8, 2024 and (iii) 51,250 shares of common stock underlying restricted stock units that are presently exercisable or exercisable within 60 days of May 8, 2024, but excludes 37,134 shares of common stock underlying deferred stock units that may be issued in the Company’s discretion upon completion of service as a member of the board of directors, or if earlier, upon a change in control.

(8)

Includes (i) 2,083 shares of common stock held by Ms. Brewer, (ii) 29,932 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of May 8, 2024 and (iii) 51,250 shares of common stock underlying restricted stock units that are presently exercisable or exercisable within 60 days of May 8, 2024.

(9)

Includes (i) 84,167 shares of common stock held by Mr. Parmer, (ii) 4,259 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of May 8, 2024 and (iii) 51,250 shares of common stock underlying restricted stock units that are presently exercisable or exercisable within 60 days of May 8, 2024, but excludes 30,238 shares of common stock underlying deferred stock units that may be issued in the Company’s discretion upon completion of service as a member of the board of directors, or if earlier, upon a change in control.

(10)

Includes (i) 204,635 shares of common stock underlying options that are either presently exercisable or exercisable within 60 days of May 8, 2024 and (ii) 307,500 shares of common stock underlying restricted stock units that are presently exercisable or exercisable within 60 days of May 8, 2024.

(11)	Mr. Tompkins’s address is Apt 1, via Guidino 23, 6900 Lugano, Paradiso, Switzerland. Mr. Tompkins has voting and dispositive authority over the shares.

*	Less than 1%.

PROPOSAL 1:

APPROVAL OF AN AMENDMENT TO THE 2018 EQUITY INCENTIVE PLAN

Summary

On May 3, 2024, our board of directors approved an amendment to the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of shares available for issuance under the 2018 Plan by 508,488 shares and increase the number of shares that may be issued pursuant to the exercise of incentive stock options by 508,488 shares. The proposed form of amendment to our 2018 Plan is attached as Appendix A to this Proxy Statement.

The amendment to the 2018 Plan is intended to ensure that the Company can continue to provide an incentive to employees, directors and consultants by enabling them to share in the Company’s future growth. If approved by the stockholders, all of the additional shares will be available for grant as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or as nonqualified stock options, restricted stock awards, stock appreciation rights, or other kinds of equity based compensation available under the 2018 Plan. If the stockholders do not approve the amendment, no shares will be added to the number of shares available for issuance under the 2018 Plan.

Background

On April 26, 2018, the Company’s board of directors adopted, and the Company’s stockholders approved, the 2018 Plan. The 2018 Plan is intended to align the interests stockholders and the recipients of awards under the 2018 Plan, and to advance the Company’s interests by attracting and retaining directors, officers, employees and other service providers and motivating them to act in our long-term best interests. The material terms of the 2018 Plan are set forth below:

Summary of Key Terms of the Plan

Plan term. The 2018 Plan became effective on July 23, 2018 and terminates on the tenth anniversary of its effective date, unless terminated earlier by the Company’s board of directors.

Eligible participants. All officers, directors, employees, consultants, agents and independent contractors, and persons expected to become officers, directors, employees, consultants, agents and independent contractors of the Company or any of its subsidiaries are eligible to receive awards under the 2018 Plan. The Compensation Committee of the Company’s board of directors determines the participants under the 2018 Plan. As of the Record Date, approximately nine employees (including two executive officers) and six non-employee directors would be eligible to participate in the 2018 Plan.

Shares authorized. As of May 15, 2024, 1,063,652 shares of common stock are authorized for issuance under the 2018 Plan. The number of available shares will be reduced by the aggregate number of shares that become subject to outstanding awards granted under the 2018 Plan. As of the first day of each calendar year beginning on or after January 1, 2021, the number of shares available for all awards under the 2018 Plan, other than incentive stock options, will automatically increase by a number equal to the least of (i) five percent (5%) of the number of shares of the Company’s common stock that are issued and outstanding as of that date, or (ii) a lesser number of shares of the Company’s common stock as determined by the Compensation Committee. To the extent that shares of common stock subject to an outstanding award granted under the 2018 Plan are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award (excluding shares of common stock subject to an option cancelled upon settlement in shares of common stock of a related tandem share appreciation right or shares of common stock subject to a tandem share appreciation right cancelled upon exercise of a related option) or by reason of the settlement of an award in cash, then those shares of common stock will again be available under the 2018 Plan, other than for grants of incentive stock options. In addition, any shares covered by an award that have been surrendered in connection with the payment of the award exercise or purchase price or in satisfaction of tax withholding obligations incident to the grant, exercise, vesting or settlement of an award will be deemed not to have been issued for purposes of determining the maximum number of shares of common stock which may be issued pursuant to all awards under the 2018 Plan. If the proposed amendment to the 2018 Plan is approved, the total number of shares of common stock issuable under the 2018 Plan would be 1,572,140.

Award types. Awards include non-qualified and incentive stock options, stock appreciation rights, bonus shares, restricted shares, restricted share units, performance units and cash-based awards.

Administration. The Compensation Committee administers the 2018 Plan. The Compensation Committee’s interpretation, construction and administration of the 2018 Plan and all of its determinations thereunder is conclusive and binding on all persons.

The Compensation Committee has the authority to determine the participants in the 2018 Plan, the form, amount and timing of any awards, the performance goals, if any, and all other terms and conditions pertaining to any award. The Compensation Committee may take any action such that (i) any outstanding options and stock appreciation rights become exercisable in part or in full, (ii) all or any portion of a restriction period on any restricted share or restricted share units will lapse, (iii) all or a portion of any performance period applicable to any performance-based award will lapse, and (iv) any performance measures applicable to any outstanding award will be deemed satisfied at the target level or any other level. Subject to the terms of the 2018 Plan relating to grants to our executive officers and directors, the Compensation Committee may delegate some or all of its powers and authority to the Chief Executive Officer and President or other executive officer as the Compensation Committee deems appropriate.

Stock options and stock appreciation rights. The 2018 Plan provides for the grant of stock options and share appreciation rights. Stock options may be either tax-qualified incentive stock options or non-qualified stock options. The Compensation Committee will determine the terms and conditions to the exercisability of each option and share appreciation right.

The period for the exercise of a non-qualified stock option or stock appreciation right will be determined by the Compensation Committee provided that no option may be exercised later than ten years after its date of grant. The exercise price of a non-qualified stock option and the base price of a stock appreciation right will not be less than 100% of the fair market value of a share of our common stock on the date of grant, provided that the base price of a share appreciation right granted in tandem with an option will be the exercise price of the related option. A stock appreciation right entitles the holder to receive upon exercise, subject to tax withholding in respect of an employee, shares of our common stock, which may be restricted stock, with a value equal to the difference between the fair market value of our common stock on the exercise date and the base price of the share appreciation right.

Each incentive stock option will be exercisable for not more than 10 years after its date of grant, unless the optionee owns greater than 10% of the voting power of all shares of our capital stock, or a “ten percent holder,” in which case the option will be exercisable for not more than five years after its date of grant. The exercise price of an incentive stock option will not be less than the fair market value of a share of our common stock on its date of grant, unless the optionee is a ten percent holder, in which case the option exercise price will be the price required by the Code, currently 110% of fair market value.

Upon exercise, the option exercise price may be paid in cash, by the delivery of previously owned shares of our common stock, share withholding or through a cashless exercise arrangement, as permitted by the applicable award agreement. All of the terms relating to the exercise, cancellation or other disposition of an option or stock appreciation right upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the Compensation Committee.

The Compensation Committee, without stockholder approval, may (i) reduce the exercise price of any previously granted option or the base appreciation amount of any previously granted stock appreciation right, or (ii) cancel any previously granted option or stock appreciation right at a time when its exercise price or base appreciation amount (as applicable) exceeds the fair market value of the underlying shares, in exchange for another option, stock appreciation right or other award or for cash.

Stock awards. The 2018 Plan provides for the grant of share awards. The Compensation Committee may grant a share award as a bonus stock award, a restricted share award or a restricted share unit award and, in the case of a restricted share award or restricted share unit award, the Compensation Committee may determine that such award will be subject to the attainment of performance measures over an established performance period. All of the terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a stock award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the Compensation Committee.

The agreement awarding restricted share units will specify whether such award may be settled in shares of our common stock, cash or a combination thereof and whether the holder will be entitled to receive dividend equivalents, on a current or deferred basis, with respect to such award. Prior to settlement of a restricted share unit in shares of our common stock, the holder of a restricted share unit will have no rights as our stockholder.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock will have rights as our stockholder, including the right to vote and receive dividends with respect to the shares of restricted stock, except that distributions other than regular cash dividends and regular cash dividends with respect to shares of restricted stock subject to performance-based vesting conditions will be held by us and will be subject to the same restrictions as the restricted shares.

Performance unit awards. The 2018 Plan provides for the grant of performance unit awards. Each performance unit is a right, contingent upon the attainment of performance measures within a specified performance period, to receive a specified cash amount, shares of our common stock or a combination thereof which may be restricted stock, having a fair market value equal to such cash amount. Prior to the settlement of a performance unit award in shares of our common stock, the holder of such award will have no rights as our stockholder with respect to such shares. Performance units will be non-transferable and subject to forfeiture if the specified performance measures are not attained during the specified performance period. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance unit award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the Compensation Committee.

Cash-based awards. The 2018 Plan also provides for the grant of cash-based awards. Each cash-based award is an award denominated in cash that may be settled in cash and/or shares, which may be subject to restrictions, as established by the Compensation Committee.

Performance goals. Under the 2018 Plan, the vesting or payment of performance-based awards will be subject to the satisfaction of certain performance goals. The performance goals applicable to a particular award will be determined by the Compensation Committee at the time of grant. The performance goals may be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms.

Individual Limits. With respect to non-employee directors, the maximum grant date fair value of shares that may be granted to an individual non-employee director during any fiscal year of the Company or its subsidiaries is $150,000. In connection with a non-employee director’s commencement of service with the Company, the per person limit set forth in the previous sentence will be $150,000.

Amendment or termination of the 2018 Plan. The Company’s board of directors may amend or terminate the 2018 Plan as it deems advisable, subject to any requirement of stockholder approval required by law, rule or regulation; provided, however, that no such amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

Change of control. In the event of a change of control, the board of directors may, in its discretion, (1) provide that (A) some or all outstanding options and share appreciation rights will immediately become exercisable in full or in part, (B) the restriction period applicable to some or all outstanding stock awards will lapse in full or in part, (C) the performance period applicable to some or all outstanding awards will lapse in full or in part, and (D) the performance measures applicable to some or all outstanding awards will be deemed to be satisfied at the target or any other level, (2) provide that some or all outstanding awards will terminate without consideration as of the date of the change of control, (3) require that shares of stock of the corporation resulting from such change of control, or a parent corporation thereof, be substituted for some or all of our shares subject to an outstanding award, and/or (4) require outstanding awards, in whole or in part, to be surrendered by the holder, and to be immediately cancelled, and to provide for the holder to receive (A) a cash payment in an amount equal to (i) in the case of an option or share appreciation right, the number of our shares then subject to the portion of such option or share appreciation right surrendered, whether vested or unvested, multiplied by the excess, if any, of the fair market value of a share of our common stock as of the date of the change of control, over the purchase price or base price per share of our common stock subject to such option or stock appreciation right, (ii) in the case of a stock award, the number of shares of our common stock then subject to the portion of such award surrendered, whether vested or unvested, multiplied by the fair market value of a share of our common stock as of the date of the change of control, and (iii) in the case of a performance unit award, the value of the performance units then subject to the portion of such award surrendered; (B) shares of capital stock of the corporation resulting from such change of control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

Under the 2018 Plan, a change of control will occur upon: (i) a person’s or entity’s acquisition of beneficial ownership of 50% or more of either our then outstanding shares or the combined voting power of our then outstanding voting securities, but excluding certain acquisitions by the company, its subsidiaries or employee benefit plans, or by a corporation in which our stockholders hold a majority interest; (ii) a reorganization, merger or consolidation of the company if our stockholders do not thereafter beneficially own more than 50% of the outstanding shares or combined voting power of the resulting company, (iii) certain changes to the incumbent directors of our Company, or (iv) a complete liquidation or dissolution of the company or of the sale or other disposition of all or substantially all of our assets; but excluding, in any case, the initial public offering or any bona fide primary or secondary public offering following the occurrence of the initial public offering.

U.S. Federal Income Tax Consequences. The following is a summary of certain United States federal income tax consequences of awards under the 2018 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options. A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares of common stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options. In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2018 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

Stock Appreciation Rights. A participant who is granted an SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of common stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of common stock received upon exercise of an SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock. A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of common stock at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares of common stock will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares of common stock before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares of common stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units. In general, the grant of restricted stock units will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares of common stock, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards. With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any shares of common stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Grants Under the 2018 Plan

Options

A summary of option activity for the years ended June 30, 2023 and 2022 is presented below:

Options	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)
Outstanding at July 1, 2021	268,510	$23.52	8.34
Granted	10,752	21.12	9.26
Terminated	(15,663)	36.12	8.69
Outstanding at June 30, 2022	263,599	22.68	7.34
Granted	-	-	-
Terminated	(26,558)	31.20	7.85
Outstanding and expected to vest at June 30, 2023	237,041	21.73	6.39

The weighted-average grant-date fair value of options granted during the year ended June 30, 2022 was $21.12. The options contained time-based vesting conditions satisfied over one to ten years from the grant date. During the year ended June 30, 2022, the Company issued 10,752 options. During the year ended June 30, 2023 and 2022, no options were exercised, and 26,558 and 15,633 options were terminated, respectively.

A summary of options terminated, as well as those that vested, in the nine months ended March 31, 2024 is presented below:

Options	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)
Outstanding at July 1, 2023	237,041	$21.73	6.39
Terminated	(6,355)	$16.47	4.99
Additional vesting	2,868	$28.80	6.85
Outstanding at March 31, 2024	233,554	$21.64	5.67

No options were granted or exercised during the nine months ended March 31, 2024. During the nine months ended March 31, 2024, 6,355 options were terminated.

Restricted Stock Units

As of March 31, 2024, there were 307,500 restricted stock units outstanding.

Deferred Stock Units

As of March 31, 2024, there were 186,511 deferred stock units outstanding.

New Plan Benefits

All 2018 Plan awards will be granted at the Compensation Committee’s discretion, subject to the limitations described in the 2018 Plan. Therefore, the specific benefits and amounts that will be received or allocated to certain participants under the 2018 Plan are not presently determinable. Awards that were granted under the 2018 Plan in fiscal year 2023 to our named executive officers and non-employee directors are described elsewhere in this Proxy Statement and other filings made by the Company with the SEC.

Interests of Officers and Directors in this Proposal

Members of our board of directors and our executive officers are eligible to receive awards under the terms of the 2018 Plan, including through certain outstanding employment agreements and grants, as well as under our Director Compensation Program and they therefore have a substantial interest in Proposal 1.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve the amendment to the 2018 Plan.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal 1.

OTHER MATTERS

The board of directors knows of no other business, which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities. We have engaged Campaign Management, LLC to assist in the solicitation of proxies. We will pay a fee of approximately $6,000 plus reasonable out-of-pocket charges to Campaign Management, LLC for such services.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting virtually, at your request, we will cancel your previously submitted proxy.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address or phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 607 Shelby Street, Suite 700 PMB 214, Detroit, Michigan 48226, Attn: Secretary, or by phone at (734) 876-8130. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ann Marie Sastry, Ph.D.
Ann Marie Sastry, Ph.D.
May 15, 2024	Chairman of the Board of Directors

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AMST2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V51879-Z87865 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMESITE INC.

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V51880-Z87865

AMESITE INC.
Special Meeting of Stockholders
June 18, 2024, 10:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Ann Marie Sastry, Ph.D., and Sherlyn W. Farrell, each care of the Company, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to attend, speak and to vote, as designated on the reverse side of this ballot, all of the shares of the Company that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM Eastern Time, on June 18, 2024, online at www.virtualshareholdermeeting.com/AMST2024SM, and any adjournment or postponement thereof.

A stockholder entitled to attend and vote is entitled to appoint one or more proxies to attend, speak and vote instead of him or her at the Special Meeting. A proxy need not be a stockholder of record. If you wish to nominate a proxy other than Ann Marie Sastry, Ph.D. or Sherlyn W. Farrell, please contact our Company Secretary and also note that your nominated proxy must attend the Special Meeting online in order for your votes to be cast.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

APPENDIX A

THIRD AMENDMENT

TO

AMESITE INC.

2018 EQUITY INCENTIVE PLAN

THIS THIRD AMENDMENT TO AMESITE INC. 2018 EQUITY INCENTIVE PLAN (this “Amendment”) of the Amesite Inc. 2018 Equity Incentive Plan (the “Plan”) is made as of _____________, by the Board of Amesite Inc., a Delaware corporation (the “Company”) pursuant to Section 6.2 of the Plan. All terms used but not defined herein shall have the meaning set forth in the Plan.

RECITALS

WHEREAS, the Board of Directors (the “Board”) may amend the Plan pursuant to Section 6.2 of the Plan, provided that no such action shall materially impair the rights of a Participant under any award without such Participant’s consent (the “Amendment Conditions”);

WHEREAS, this Amendment satisfies the Amendment Conditions; and

WHEREAS, this Amendment has been submitted to the holders of the outstanding stock of the Company (the “Stockholders”) and such Stockholders have approved the adoption of this Amendment.

AGREEMENT

NOW, THEREFORE, the Board hereby amends the Plan as follows:

1. Section 1.5 of the Plan is hereby amended and restated as follows:

1.5 Shares and Cash Available. Subject to adjustment as provided in Section 6.7 and to all other limits set forth in this Section 1.5, 1,572,140 Shares shall be available for awards under this Plan, of such number of Shares, 1,572,140 may be issued upon the exercise of Incentive Stock Options. The number of Shares that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of Shares which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Share Awards and delivered upon the settlement of Performance Units. As of the first day of each calendar year beginning on or after January 1, 2021, the number of Shares available for all awards under the Plan, other than Incentive Stock Options, shall automatically increase by a number equal to the least of (x) 5% of the number of Shares that are issued and outstanding as of such date, or (y) a lesser number of Shares determined by the Committee. To the extent that Shares subject to an outstanding option, SAR, Share Award or other award granted under the Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding Shares subject to an option cancelled upon settlement in Shares of a related tandem SAR or Shares subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such Shares shall again be available under this Plan, other than for grants of Incentive Stock Options.

To the extent not prohibited by the listing requirements of the Nasdaq Capital Market or any other stock exchange on which Shares are then traded or applicable laws, any Shares covered by an award which are surrendered (i) in payment of the award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 2.1(c), or the “net settlement” or “net exercise” of a Share-settled SAR pursuant to Section 2.2(c)) or (ii) in satisfaction of tax withholding obligations incident to the grant, exercise, vesting or settlement of an award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all awards under the Plan, unless otherwise determined by the Committee. Notwithstanding anything in this Section 1.5 to the contrary, Shares subject to an award under this Plan may not be made available for issuance under this Plan if such shares are shares repurchased on the open market with the proceeds of an option exercise.

Other than with respect to the Assumed Options, the number of Shares for awards under this Plan shall not be reduced by (i) the number of Shares subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Shares to be delivered under this Plan shall be made available from authorized and unissued Shares, or authorized and issued Shares reacquired and held as treasury shares or otherwise or a combination thereof.

A-1

2. Miscellaneous.

a. Amendments. Except as specifically modified herein, the Plan shall remain in full force and effect in accordance with all of the terms and conditions thereof except that the Plan is hereby amended in all other respects, if any, necessary to conform with the intent of the amendments set forth in this Amendment. Upon the effectiveness of this Amendment, each reference in the Plan to “the Plan,” “hereunder,” “herein” or words of similar import shall mean and be a reference to the Plan as amended by this Amendment.

b. Severability. Each provision of this Amendment shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment that are valid, enforceable and legal.

c. Governing Law. This Amendment shall be governed in accordance with the laws of the State of Delaware.

[Signature Page Follows]

A-2

IN WITNESS WHEREOF, the undersigned members of the Board of the Company hereby adopt this Third Amendment to Amesite Inc. 2018 Equity Incentive Plan on ___________. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all intents and purposes, and all of which, when taken together, shall constitute one instrument.

Anthony Barkett

Barbie Brewer

J. Michael Losh

Richard T. Ogawa

Gilbert S. Omenn, M.D., Ph.D.

George Parmer

Ann Marie Sastry, Ph.D.

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